UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2010
(Commission File Number) 001-34214

THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive
Crestview Hills, Kentucky 41017
(Address of Registrant’s principal executive office)
(859) 371-2340
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 22, 2010, The Bank of Kentucky Financial Corporation (the “Company”) completed the sale of 1,765,588 shares of common stock, without par value (the “Securities”), in a public offering pursuant to an underwriting agreement dated November 17, 2010 (the “Underwriting Agreement”), between the Company and Robert W. Baird & Co. Incorporated (the “Underwriter”).  The Securities were sold at a price to the public of $17.00 per share for total net proceeds, after underwriting discount and estimated expenses, of approximately $28.1 million.  The Securities sold include 230,294 shares purchased by the Underwriter pursuant to its over-allotment option under the Underwriting Agreement, which was exercised in full. The press release announcing the completion of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Underwriting Agreement, certain directors and executive officers of the Company entered into agreements substantially in the form included in the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The Underwriting Agreement contains customary representations, warranties and covenants that are valid as among the parties as of the date of entering into such Underwriting Agreement, and are not factual information to investors about the Company.

The Securities were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-163365), as amended (the “Registration Statement”), filed with the Securities and Exchange Commission.  The offer and sale of the Securities are described in the Company’s prospectus dated November 12, 2010, constituting part of the Registration Statement, as supplemented by the preliminary prospectus supplement dated November 16, 2010, and as further supplemented by the prospectus supplement dated November 17, 2010.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

On November 22, 2010, Ziegler & Schneider, P.S.C. delivered its legal opinion with respect to the Securities to be issued in the offering.  A copy of the legal opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

1.1  Underwriting Agreement, dated November 17, 2010, between The Bank of Kentucky Financial Corporation and Robert W. Baird & Co. Incorporated.

5.1  Opinion of Ziegler & Schneider, P.S.C. as to the validity of the shares of commom stock of The Bank of Kentucky Financial Corporation.

23.1  Consent of Ziegler & Schneider, P.S.C. (included in Exhibit 5.1).

99.1  Press Release dated November 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereto duly authorized.

THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/s/ Martin J. Gerrety
Name: Martin J. Gerrety
Title: Treasurer and Assistant Secretary

Date:  November 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 17, 2010, between The Bank of Kentucky Financial Corporation and Robert W. Baird & Co. Incorporated.

5.1	Opinion of Ziegler & Schneider, P.S.C. as to the validity of the shares of common stock of
The Bank of Kentucky Financial Corporation.

23.1	Consent of Ziegler & Schneider, P.S.C. (included in Exhibit 5.1).

99.1	Press Release dated November 22, 2010.